ACQUISITION (Details) - Harry Kahn Associates, Inc. - USD ($)		3 Months Ended
	Apr. 03, 2026	Jun. 30, 2026
ACQUISITIONS
Percentage of voting interest acquired	100.00%
Purchase consideration	$ 249,000
Total number of shares issued	12,500
Acquisition-date fair value of equity interest	$ 77,110
Share price of acquisition (in dollars per share)	$ 6.17
Undiscounted value of future consideration payable	$ 200,000
Settlement of liabilities with NCLT plan	$ 172,000
Discount rate (in percentage)	16.00%
Payments to acquire business	$ 0
Revenue of acquiree since acquisition date		$ 182,000
Net loss of acquiree since acquisition date		$ 128,000